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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________


                                   FORM 8-K/A

                                AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   September 29, 1997


                             QUADRAMED CORPORATION
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               (Exact name of registrant as specified in charter)


         DELAWARE                       0-21031               52-1992861
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)          Identification No.)


80 E. SIR FRANCIS DRAKE BLVD., SUITE 2A, LARKSPUR, CA           94939
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code          (415) 461-7725



                                      NONE
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         (Former name or former address, if changed since last report.)





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                                   FORM 8-K/A

                                    --------

                                AMENDMENT NO. 1

        The undersigned Registrant hereby amends Item 7(b) of the Form 8-K to provide supplemental disclosure to include details of the purchase price allocation.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     Financial Statements of Business Acquired

                1. Balance Sheets as of December 31, 1994, 1995 and 1996, the related Statements of Operations and Cash Flows for the years ended December 31, 1996, 1995 and 1994 and Stockholders' Equity for the year ended December 31, 1993, 1994, 1995 and 1996.

                          Such Financial Statements are incorporated by reference from pages F-28 through F-37 of the Company's Registration Statement on Form S-3 (No. 333-36189) as filed with the Securities and Exchange Commission (the "Commission") on September 23, 1997 and amended by Amendment No. 1 thereto filed with the Commission on October 1, 1997 (together, the "Registration Statement"). The Registration Statement was previously filed as Exhibit 99.1 hereto on October 14, 1997.

         (b)     Pro Forma Financial Information

                1. QuadraMed Corporation, Healthcare Revenue Management, Inc. and The Synergy Companies Pro Forma Condensed Combined Balance Sheets as of June 30, 1997, and QuadraMed Corporation and Healthcare Revenue Management, Inc. Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 1996 and the six months ended June 30, 1997, and The Synergy Companies Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 1996 and the three months ended March 31, 1997.

                          Such Pro Forma Financial Information are incorporated by reference from pages F-38 through F-41 of the Company's Registration Statement. The Registration Statement was previously filed as Exhibit 99.1 hereto on October 14, 1997.

                          Note (c) of Note 1 to the pro forma financial statements is supplemented as follows:

                          Reflects the recording of goodwill acquired from the acquisition of Healthcare Revenue Management, Inc. for $3,137,000. The purchase price is allocated as follows:

                                Current assets                  $ 1,227
                                Equipment                           195
                                Liabilities assumed              (2,059)
                                Customer list                     3,137
                                                                -------
                                                                  2,500
                                                                =======

         (c)     Exhibits

                * 2.8 Acquisition Agreement and Plan of Merger, dated as of September 24, 1997, by and among QuadraMed Corporation, HRM Acquisition Corporation, Healthcare Revenue Management, Inc. and its Stockholders (the "Acquisition Agreement and Plan of Merger").

                * 2.9 First Amendment to Acquisition Agreement and Plan of Merger, dated as of September 29, 1997.

                *99.1 QuadraMed Corporation's Registration Statement on Form S-3 (No. 333-36189) as filed with the Securities and Exchange Commission (the "Commission") on September 23, 1997 and amended by Amendment No. 1 thereto filed with the Commission on October 1, 1997.

* Previously filed


                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 10, 1998                   By: /s/ KEITH M. ROBERTS
                                            ----------------------------
                                        Name: Keith M. Roberts
                                        Title: Executive Vice President and
                                               General Counsel